THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
                         FORM 10-KSB - DECEMBER 31, 1996


                                    EXHIBITS


          3.   Exhibit 10.1   First Union Real Estate Balloon Promissory Note

                              This item begins on the following page.

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FIRST UNION

REAL ESTATE BALLOON PROMISSORY NOTE


$800,000.00                   No._____________                  ORLANDO, FLORIDA
                                                               December 30, 1996

LENDER: FIRST UNION NATIONAL BANK OF FLORIDA, (hereinafter termed "LENDER"), 800 North Magnolia Avenue, Orlando, Florida 32803

BORROWER:         THE  PUBLISHING COMPANY OF NORTH AMERICA, INC., a Florida
                  corporation, whose address is 186 North Industrial Park Blvd.,
                  Lake Helen, Florida 32744

BORROWER REPRESENTS HEREWITH THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR THE FOLLOWING PRIMARY PURPOSE:

[X]BUSINESS; [ ]PERSONAL; [ ]FAMILY OR HOUSEHOLD; [ ]AGRICULTURAL


         FOR VALUE RECEIVED: to wit, money loaned, the above named; the undersigned BORROWER (hereinafter "BORROWER"), promises to pay to the order of LENDER at its office in the above city, or wherever else LENDER may specify, the sum of EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($800,000.00), with interest until paid.

INTEREST RATE:

Interest shall accrue at the rate of two hundred fifty (250) basis points above the "LIBOR Base Rate", as hereinafter defined. The interest rate shall initially be calculated with reference to the LIBOR Base Rate which is in effect on the date of this Note and shall be adjusted on the fifth (5th) day of each month beginning the fifth (5th) of February, 1997 and continuing each month thereafter (the "Change Date"). The interest rate shall be fixed until the next Change Date as such LIBOR Base Rate changes. Interest shall be calculated on the basis of a three hundred sixty (360) day year, and charged for the actual number of days elapsed in an interest payment period. The term "LIBOR Base Rate" shall mean that rate per annum for United States dollar deposits with a one month maturity for an amount equal or comparable to the outstanding principal balance of this Note as reported on Telerate page 3750 (or if not so reported, then as determined by Lender from another recognized source of interbank quotations of Lender's choice), as of 11:00 a.m. London time, two (2)London business days prior to each Change Date for settlement in immediately available funds by major top credit quality banks in the London Interbank Market adjusted for reserves by dividing that rate by 1.00 minus the LIBOR Reserve. The LIBOR Base Rate shall be rounded to the next higher 1/16th of 1% unless the Borrower has hedged LIBOR with an interest rate swap with the Lender in which event LIBOR shall be rounded five (5) decimal places as set forth in the 1991 ISDA Definitions published by the International Swap and Derivatives Association, Inc. "LIBOR Reserve" is the maximum percentage reserve requirement (rounded to the next highest

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1/16th of 1%) in effect for any day the principal balance of this Note is outstanding under the Federal Reserve Board's Regulation D for "Euro-Currency Liabilities" as defined therein. In no event, however, shall any adjustment or LIBOR Reserve exceed the Borrower's pro rata share of Lender's total reserve requirement for all of its Euro-Currency Liabilities. The LIBOR Base Rate is one of several interest rate bases used by Lender, and is not necessarily the lowest or most favorable rate of interest offered by Lender.

PAYMENTS OF PRINCIPAL AND INTEREST:

Beginning on the fifth (5th) day of February, 1997, and continuing on the fifth
(5th) day of each month thereafter until this Note shall be paid in full, monthly payments of (i) all accrued but unpaid interest at the interest rate provided above, plus (ii) principal in the amount of $4,444.44, shall be due and payable. On December 5, 2011, this Note shall be fully paid in a final balloon payment and the then remaining principal balance shall be paid in full, together with all interest accrued thereon.

The Borrower agrees to pay a late charge equal to 5% of each payment of principal and/or interest which is not paid within 10 days of the date on which it is due. At LENDER'S option, the interest rate shall become the highest rate allowed by the law of the state of LENDER'S office as set forth herein commencing with and continuing for so long as the loan or any portion thereof is in Default (as hereinafter defined). Further, upon BORROWER'S Default and where LENDER deems it necessary or proper to employ an attorney to enforce collection of any unpaid balance or to otherwise protect its interests hereunder; then BORROWER agrees to pay LENDER'S reasonable attorneys' fees (including appellate costs, if any) and collection costs. Liability for reasonable attorneys' fees and costs shall exist whether or not any suit or proceeding is commenced.

Interest is computed on the basis of a 360 day year for the actual number of days in the interest period (Actual/360 computation) unless indicated below.



         BORROWER HEREBY FURTHER WARRANTS, COVENANTS, AND AGREES, AS FOLLOWS:

         Anything contained herein to the contrary notwithstanding, if for any reason the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid balance due hereunder.

         LENDER'S Actual/360 or 365/360 computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of such computation produces an annualized effective interest rate exceeding that of the nominal rate.

         At LENDER'S option, any repayments of this Note, other than by U.S. currency, will not be credited to the outstanding loan balance until LENDER receives collected funds.

         In the event any provision(s) of this instrument shall be left blank or incomplete, BORROWER

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hereby authorizes and empowers LENDER to supply and complete the necessary information as a ministerial task consistent with the understanding between the parties.

         BORROWER warrants that BORROWER does not have either a "record" or reputation for violating Laws of the United States or of any State relating to liquor (as referred to in 18 U.S.C.A. 3617, et seq.) or narcotics and/or any commercial crimes.

         The collateral pledged by BORROWER to secure this Note (hereinafter referred to as the "COLLATERAL") SHALL, AT ALL TIMES, BE AT BORROWER'S risk. The loss, injury to or destruction of COLLATERAL shall not release BORROWER from payment or other performance hereof. BORROWER agrees to obtain and keep in force Physical Damage and/or Property Damage Insurance on said COLLATERAL and any other insurance required by LENDER. Such insurance is to be in form and amounts satisfactory to LENDER, with the same payable to LENDER. All such policies shall provide for ten days written minimum cancellation notice to LENDER. BORROWER shall furnish to LENDER the original policies or certificate or other evidence satisfactory to LENDER of compliance with the foregoing provisions. LENDER is authorized, but not obligated, to purchase any or all of said insurance or "single interest insurance" protecting only its security interest, all at BORROWER'S expense. In such event, BORROWER agrees to reimburse LENDER for the cost of such insurance to the extent that the same is not included in the principal amounts of this Note.

         BORROWER hereby assigns to LENDER the proceeds of all such insurance to the extent of the unpaid balance hereunder, and directs any insurer to make payments directly to LENDER. BORROWER further hereby grants to LENDER its Power of Attorney, which shall be irrevocable for so long as any amount is unpaid hereunder. Said Power of Attorney gives LENDER the sole right to file Proof of Loss and/or any other forms required to collect from any insurer any amount due from any loss, damage or destruction of the COLLATERAL; to agree to and bind BORROWER as to the amount of said recovery; to designate Payee(s) of such recovery; to grant releases to payor-insurers for their liability; to grant subrogation rights to any such payor-insurer, to indorse any settlement check or draft. BORROWER further agrees not to exercise any of the foregoing powers granted to LENDER, without the LENDER'S written consent. In the event of any default hereunder, LENDER is authorized in its sole discretion to cancel any insurance and credit any premium refund against the unpaid balance due on BORROWER'S OBLIGATIONS.
         If, with respect to any security pledged hereunder, a stock dividend is declared or any stock split-up made or right to subscribe is issued, all certificates for the shares representing such stock dividend or stock split-up right to subscribe will be immediately delivered, duly indorsed to the LENDER as additional COLLATERAL security.

         If, at any time, the COLLATERAL shall be deemed unsatisfactory to and by LENDER, or in the event LENDER shall otherwise deem itself, its security interests, its COLLATERAL or said debt unsafe or insecure, then and on demand of LENDER, BORROWER shall immediately furnish such further COLLATERAL or make such payment on said account as will be satisfactory to LENDER to be held by said LENDER as if originally pledged hereunder.

         At its option, LENDER may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on said COLLATERAL, may pay for insurance and for the maintenance and

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preservation of same. BORROWER agrees to reimburse LENDER, on demand, for any such payment made, or any such expense incurred by LENDER pursuant to the foregoing authorization. Until Default, as hereinafter defined, BORROWER shall have the right to retain possession of the COLLATERAL, unless otherwise agreed by the parties hereto, and to use in any lawful manner not inconsistent with this Note and the LOAN AGREEMENT and with any policy of insurance thereon. BORROWER shall be liable for all documentary and intangible taxes assessed at closing or from time to time during the life of the transaction.

         LENDER may, to the extent permitted by law, with or without notice, before or after maturity of this Note, transfer or register in the name of its nominee(s) all or any part of the COLLATERAL and also exercise any or all rights of collection, conversion or exchange and other similar rights, privileges and options pertaining to the COLLATERAL; but shall have no duty to exercise any such rights, privileges or options or to sell or otherwise realize upon any of the COLLATERAL as herein authorized or to preserve the same and shall not be responsible for any failure to do so or delay in so doing. As to any COLLATERAL consisting of instruments or chattel paper, it is agreed that LENDER shall not be required to take any steps whatever to preserve any rights against prior parties.

         LENDER shall have no custodial or ministerial duties to perform with regard to COLLATERAL pledged except for its safekeeping; and by way of explanation and not by way of limitation thereof, LENDER shall incur no liability for any of the following: loss or depreciation of the COLLATERAL unless caused by its willful misconduct, failure to present any paper for payment or protest or to protest or give notice of non-payment or any other notice with respect to any paper or COLLATERAL; or its failure to present or surrender for redemption, conversion or exchange any bond, stock, paper or other security whether in connection with any merger, consolidation, recapitalization, reorganization or arising out of the intendment or refunding of the original security or its failure to notify any party hereto that the COLLATERAL should be so presented or surrendered.

         Upon any transfer of this Note, the LENDER may deliver the property held as security, or any part thereof, to the transferee, as well as any subsequent holder hereof who shall thereupon become vested with all the power and rights herein given to the LENDER in respect to the property so transferred and delivered; and the LENDER shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to such property so transferred but with respect to any property not so transferred, the LENDER shall retain all rights and powers hereby given.

         With prior written consent of LENDER, other COLLATERAL may be substituted for the original COLLATERAL herein, in which event all rights, duties, obligations, remedies and security interests provided for, created or granted shall apply fully to such substitute COLLATERAL.

         Upon the occurrence of any of the "EVENTS OF DEFAULT," as hereinafter defined, LENDER is herewith expressly authorized to exercise its right of Set-Off or Bank Lien as to any monies deposited in demand, checking, time, savings or other accounts of any nature maintained in and with it by any of the undersigned, without advance notice. Said right of Set-Off may also be exercised and applicable where LENDER is indebted to any signer hereof by reason of any Certificate of Deposit, Note or otherwise.

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         WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, BORROWER HEREBY
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES, THAT:

         (A) NEITHER THE BORROWER NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS PROMISSORY NOTE, ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

         (B) NEITHER THE BORROWER NOR THE LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

         (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED
BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

         (D) NEITHER THE BORROWER NOR THE LENDER HAS IN ANY WAY AGREED
WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

         (E) THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION.

                                EVENTS OF DEFAULT

         BORROWER shall be in default (herein referred to as a "Default") under this AGREEMENT upon the happening of any of the following events, circumstances or conditions, namely:

         (1) Default in the payment or performance of any of the OBLIGATIONS provided hereunder or in connection herewith or any other OBLIGATIONS of BORROWER or any "affiliate" (as defined in 11 U.S.C. 101(2), hereinafter "affiliate") of BORROWER or any endorser, guarantor or surety for BORROWER to LENDER or any affiliate of LENDER, howsoever created, primary or secondary, whether direct or indirect, absolute or contingent now or hereafter existing, due or to be become due, or of any other covenant, warranty, or undertaking expressed herein, therein, or in any other document establishing said endorsement, guaranty or surety; or any other document executed by BORROWER in conjunction herewith; or

         (2) Any warranty, representation or statement made or furnished to LENDER by or on behalf of BORROWER, or any guarantor, endorser, or surety for BORROWER in connection with the Note or to induce LENDER to make a loan to BORROWER which was false in any material respect when made or furnished or has become materially false, if such warranty of BORROWER or guarantor, endorser or surety for BORROWER was ongoing in nature; or

         (3) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver, custodian, or trustee for any part of the property of, assignment for the benefit of creditors by,

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or the commencement of any proceeding under any bankruptcy or insolvency laws by or against BORROWER or any endorser, guarantor, or surety for BORROWER, or

         (4) BORROWER or any guarantor, endorser, or surety for BORROWER shall allow the acquisition of substantially all of the business or assets of BORROWER or guarantor or surety for BORROWER or a material portion of such business assets if such a sale is outside BORROWER'S or guarantor's, endorser's or surety's ordinary course of business or more than 50% of the outstanding stock or voting power of BORROWER in a single transaction or a series of transactions, or acquire substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity, or enter into any transaction of merger or consolidation without prior written consent of LENDER; or

         (5) Failure of a corporate or limited partnership BORROWER or endorser, guarantor or surety for said BORROWER to maintain its corporate or limited partnership (as the case may be) existence in good standing; or

         (6) Upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against BORROWER or any endorser, surety, or guarantor, or upon the issuance of any writ of garnishment, judicial seizure of, or attachment against any property of, debts due or rights of BORROWER or any endorser, surety or guarantor, to specifically include commencement of any action or proceeding to seize monies of BORROWER or any endorser, surety or guarantor on deposit in any bank account with LENDER; or

         (7) The BORROWER or any endorser, guarantor, or surety for said BORROWER shall be a debtor, either voluntarily or involuntarily, under (and as the term debtor is defined in) the Bankruptcy Code or should the BORROWER be generally not paying BORROWER'S debts as such debts become due; or

         (8) Failure of said BORROWER, endorsers, guarantors or sureties to furnish financial statements or other financial information reasonably requested by LENDER; or

         (9) Loss, theft, substantial damage, destruction, sale or encumbrance to or of any COLLATERAL or the assertion or making of any levy, seizure, mechanic's or materialman's lien or attachment thereof or thereon; or

         (10) If LENDER should otherwise deem itself or the debt created hereunder unsafe or insecure; or should LENDER, in good faith, believe that the prospect of payment or other performance is impaired.

                 REMEDIES ON DEFAULT (INCLUDING POWERS OF SALE)

         Upon the occurrence of any of the foregoing events, circumstances or conditions of Default, all of the OBLIGATIONS evidenced herein and secured hereby shall at the option of the LENDER , immediately be due and payable without notice. Further, LENDER shall then have all the rights and remedies of a SECURED PARTY under the Uniform Commercial Code, as adopted by the State of

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LENDER'S office as set forth herein.

         Without limitation thereto, LENDER shall have the following specific rights and remedies:

         (1) To take immediate possession of the COLLATERAL without notice or resort to legal process; and for such purpose, to enter upon any premises on which the COLLATERAL or any part thereof may be situated and remove the same therefrom; or at its option, to render the COLLATERAL unusable. Further, also at its option, to dispose of said COLLATERAL on BORROWER'S premises.

         (2) To require BORROWER to assemble the COLLATERAL and make it available to LENDER at a place to then be designated by said LENDER, which is reasonably convenient to both parties.

         (3) To exercise its rights of Set-Off by applying any monies of BORROWER on deposit with LENDER toward payment of the OBLIGATIONS evidenced or referred to herein or secured hereby, without notice. If any process is issued or ordered to be served on LENDER, seeking to seize BORROWER'S rights and/or interest in any bank account maintained with LENDER; the balance in any said account shall immediately be deemed to have been and shall be set-off against any and all OBLIGATIONS of BORROWER to LENDER, as of the time of issuance of any such writ or process; whether or not BORROWER and/or LENDER shall then have been served therewith.

         (4) To dispose of COLLATERAL as allowed by the Uniform Commercial Code, as adopted by the State of LENDER'S office as set forth herein, in any County or place selected by LENDER, at either Private or Public Sale (at which Public Sale LENDER may be the purchaser) with or without having the COLLATERAL physically present at said site.

         (5) To make or have made any repairs deemed necessary or desirable at time of repossession, possession or sale, the cost of which is to be charged against BORROWER.

         (6) To apply the proceeds realized from disposition of the COLLATERAL to satisfy the following terms, in the order here listed:

                  (a) The cost of reimbursing any person whose interest in the premises is physically damaged by the entry and removal of the COLLATERAL, upon BORROWER'S failure to do so; next to

                  (b) The expenses of taking, removing, holding for sale, repairing or otherwise preparing for sale and selling of said COLLATERAL specifically including the LENDER'S reasonable attorneys' fees (including appellate costs, if any) and both legal and collection expenses; next to

                  (c) The expense of liquidating any liens, security interest, attachments or encumbrances superior to the security interests herein created or described; and finally to

                  (d) The unpaid principal and all accumulated interest hereunder and to any other debt owed to LENDER by any signer hereof.

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         Any surplus, after the satisfaction of the foregoing items (a) through
(d) shall be paid to BORROWER or to any other party lawfully entitled thereto and known to this LENDER. Further, if proceeds realized from disposition of the COLLATERAL shall fail to satisfy any of the foregoing items (a) through (d), BORROWER shall forthwith pay deficiency balance to LENDER.

         Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Note and other Loan Documents ("Disputes") between or among parties to this Note, shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Note. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of Lender first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. Notwithstanding the foregoing, this arbitration does not apply to disputes under or related to swap agreements.

         Notwithstanding the preceding binding arbitration provisions, Lender and Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. Lender and Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute. Lender and Borrower agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         No waivers, amendments or modifications shall be valid unless in writing. Further, this Note shall be governed by and construed under the laws of the State of the LENDER'S office as set forth herein. All terms and expressions contained herein which are defined in Articles 1, 3 or 9 of the

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Uniform Commercial Code of the State of LENDER'S office set forth herein shall have the same meaning herein as in said Articles of said Code. No waiver by LENDER of any default(s) shall operate as a waiver of any other default or the same default on a future occasion. All rights of LENDER hereunder shall inure to the benefit of its successors and assigns; and all obligations of BORROWER shall bind his heirs, executors, administrators, successors and/or assigns.

         If more than one person has signed this instrument, such parties are jointly and severally obligated hereunder. Further, use of the masculine pronoun herein shall include the feminine and neuter and also the plural. If any provision of this instrument shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of the Agreement. "Agreement" refers to the entire PROMISSORY NOTE herein. In the case of conflict between the terms of this Agreement and the Mortgage, Loan Agreement and/or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Agreement, then the Mortgage, the Loan Agreement, then the Commitment Letter.



         All payments received during normal banking hours after 2:00 P.M. shall be deemed received at the opening of the next banking day.

         If the scheduled payment amount is insufficient to pay accrued interest, BORROWER shall make an additional payment of the amount of the accrued interest in excess of the scheduled payment.

         Each of the undersigned, whether BORROWER, sureties, or endorsers; and all others who may become liable for all or any part of the OBLIGATIONS evidenced hereby, do hereby, jointly and severally; waive presentment, demand, protest, notice of protest and/or of dishonor, and also notice of acceleration of maturity on Default or otherwise. Further, they agree that LENDER may, from time to time, extend, modify, amend or renew this Note for any period (whether or not longer than the original period of the Note) and grant any releases, compromises or indulgences with respect to the note or any extensions, modifications, amendments or renewals thereof or any security therefor, or to any party liable thereunder or hereunder, all without notice to or consent of any of the undersigned and without affecting the liability of the undersigned hereunder.

         PAYMENT of this Note, all obligations of the undersigned BORROWER (herein "OBLIGATIONS") to LENDER, its successors and assigns, is secured inter alia, (and includes the terms and obligations set forth therein), by a valid, subsisting Mortgage and Security Agreement (the "Mortgage") recorded or to be recorded in the county in which the real property described in the Mortgage (the "Property") is located, and by this reference is incorporated herein. If this
Note is issued pursuant to a loan agreement of even date herewith, made by and between BORROWER and LENDER (the "Loan Agreement," which term shall be deemed to include any construction loan agreement or development loan agreement), then by this reference, the Loan Agreement is specifically incorporated herein;

         If default be made in the payment of any installment under this Note or if the BORROWER violates any of the terms or breaches any of the conditions of the Mortgage or the Loan Agreement, the

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entire principal sum and accrued interest shall become due and payable without notice unless otherwise provided in the Loan Agreement at the option of the Lender. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Upon such default, the principal of the Note and any part thereof, and accrued unpaid interest, if any, shall bear interest at the rate of the then highest legal rate permissible by law. All parties liable for the payment of this Note agree to pay the LENDER reasonable attorneys' fees for the services and expenses of counsel employed after maturity or default to collect this Note (including any appeals relating to such enforcement proceedings), or to protect or enforce the security hereto, whether or not suit be brought.

         The remedies of LENDER as provided herein, in the Mortgage and Loan Agreement shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of LENDER and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective as a waiver thereof unless it is set forth in a written document executed by LENDER and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

         BORROWER and all sureties, endorsers and guarantors of this Note hereby
(a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, in enforcing any of the security rights or in proceeding against the Property; (b) agree to any substitution, exchange, addition or release of any of the Property or the addition or release of any party or person primarily or secondarily liable hereon; (c) agree that LENDER shall not be required first to institute any suit, or to exhaust his, their or its remedies against BORROWER or any other person or party to become liable hereunder or against the Property in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgency with respect hereto without notice, consent or consideration to any of the foregoing; and (e) except for the express written release by LENDER of any such person, they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note, the Mortgage and the Loan Agreement.

         As used herein, the words, "BORROWER" and "LENDER" shall be deemed to include BORROWER and LENDER as defined herein and their respective heirs, personal representatives, successors and assigns.

         This Note is executed and delivered at the LENDER'S address specified above and shall be construed and enforced in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, the BORROWER, on the day and year first written above, has caused this Note to be executed under seal by (i) if a corporation, adoption of the facsimile seal printed hereon for such special occasion and purpose (or if an impression seal appears hereon by affixing such impression seal) by its duly authorized officer(s) or, (ii) if by individuals, hereunto setting their hands and seals.

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

                                          THE PUBLISHING  COMPANY OF NORTH
                                          AMERICA, INC., a Florida corporation


                                          By:  /s/ Peter S. Balise
                                               ------------------------------
                                               PETER S. BALISE, President

                                                                     "BORROWER"

Borrower's Address:  186 North Industrial Park Blvd., Lake Helen, Florida 32744


Documentary stamps in the amount of $2,800.00 have been affixed to the original Mortgage and Security Agreement of even date herewith which secures this Note.

                            71